2017 AIFA Conference Todd Larson Sr. EVP & Chief Financial Officer Jeff Hopson Sr. VP, Investor Relations March 2017 Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the strategies, earnings, revenues, income or loss, ratios, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (the “Company”) (which we may refer to in the follow paragraphs as “we,” “us” or “our”).  The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe," and other similar expressions also are intended to identify forward-looking statements.  Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate acquired blocks of business and entities, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (25) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (26) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (27) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, and (28) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date on which they are made.  We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future.  We qualify all of our forward-looking statements by these cautionary statements.  For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2016.

Use of Non-GAAP Financial Measures RGA uses a non-GAAP financial measure called “operating income” as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effects of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. RGA uses a second non-GAAP financial measure called "operating revenues" as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. This financial measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholder equity position excluding the impact of accumulated other comprehensive income (AOCI). This is also a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position to exclude the effect of AOCI since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Operating income per diluted share is a non-GAAP financial measure calculated as operating income divided by weighted average diluted shares outstanding. Operating return on equity is a non-GAAP financial measure calculated as operating income divided by average shareholders’ equity excluding AOCI. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

RGA is uniquely positioned for continued success RGA is successfully executing its strategy Key messages RGA is optimistic about its future

Timely topics Strong full year financial results, balance and diversity of earnings Operating EPS1 of $9.73 vs $8.43 for 2015 Post election issues Tax reform Regulatory environment Rising interest rates Impact on RGA income statement/balance sheet No major changes in global competitive dynamics 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Strong Q4 and full year results RGA’s results continue to be strong across most geographies and product lines Strong results delivered in a challenging environment; operating model is less sensitive to financial market volatility Earnings diversification is key Areas of strength offset seasonal or random weakness Strong premium growth: organic growth, in-force deals, new treaties Reported Q4 premium growth of 7%; 9% on a constant currency basis Solid volume of small-mid sized transactions

High-level observations Global life insurance industry is in flux Regulatory and macroeconomic uncertainty are spurring change Life reinsurance industry dynamics are stable Concentrated sector with “responsible” competition Favorable mortality trends are a tailwind over time Medical advances and health trends are likely to remain constructive RGA remains “long” on mortality risk, but has taken selective opportunities in longevity risk RGA has a balanced portfolio of business Geographic and product diversity provide offsets to short-term fluctuations RGA management team is a key strength Strong, deep team has been developed over time; natural transition at the top

RGA has many unique strengths Only pure-play life and health reinsurer Strong and well-established brand Emphasis on client centricity A leader in insights, skills, innovation, technical expertise Collaborative culture fostering innovation Operating model is less sensitive to financial market volatility

Experienced management team, a unique strength 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience In Industry1 With RGA2 Anna Manning President & Chief Executive Officer 36 10 Todd C. Larson Sr. EVP & Chief Financial Officer 23 22 Alain P. Néemeh Sr. EVP, Chief Operating Officer 20 20 Tony Cheng EVP, Head of Asia 22 20 Scott D. Cochran EVP, Global Acquisitions 21 12 Olav Cuiper EVP, EMEA Markets 31 10 Michael Emerson EVP, Head of U.S., Latin and South American Markets 32 7 John P. Laughlin EVP, Global Financial Solutions 36 22 Timothy Matson EVP & Chief Investment Officer 23 3 Paul Nitsou EVP, Global Accounts 31 20 Jonathan Porter EVP, Chief Risk Officer 24 9 David Wheeler EVP & Head of U.S. Mortality Markets 36 36

Business Capability Index – All respondents Global Market penetration Indicates competitor position Well recognized capabilities, a unique strength NMG Consulting Studies, Business Capability Index (BCI) – 2015

RGA has a strong position in the global life reinsurance industry 1 Does not include Munich Health. 2 Net premiums. 3 Does not include BHRG. Please note, exchange rate conversions are based on currency rates provided by each company in their Annual Reports. Source: Annual filings for each reinsurer. $ in millions as of December 31, 2015 Rank Reinsurer Net Earned Premiums 2015 1 Munich Re1 10,928 2 Swiss Reinsurance Company 10,914 3 Reinsurance Group of America2 8,571 4 SCOR Global Life Re 7,580 5 Hannover Re 7,094 6 London Life 3,832 7 China Life Re 3,518 8 General Re3 3,170 9 Pacific Life Re 1,384 10 PartnerRe Ltd. 1,209 Global life and health reinsurers ranked by 2015 earned premiums

RGA is successfully executing its strategy Global model is performing well, with good balance and diversity Experienced management team has a consistent approach Solid organic growth, transactional opportunities, effective capital management Strong growth in emerging markets Steady growth in mature markets Transactional opportunities – good recent success Proud track record of success over a considerable period of time Strong EPS and book value growth Strong stock price performance and total returns

RGA’s global platform is well established 1 2013-2016 have been adjusted for foreign currency effect. A key component of growth Non-U.S. Premiums Percent of Total1 Year of Office Opening Spain Hong Kong Japan Australia Malaysia Taiwan South Africa United Kingdom Mexico South Korea India China Poland France Italy Germany Netherlands U.A.E. Canada 1992 1994 1995 1996 1997 1998 1999 2002 2005 2006 2007 2008 2009 2011 Singapore 2015

RGA has expanded its capabilities over time Balance and diversity by product 2005 2016 2010 1995 1997 1998 1999 2000 2001 2002 2007 2008 2009 2010 2013 2014 Entered capital- motivated reinsurance business Whole life medical products in Taiwan Co-insurance of indexed annuities Acquired group reinsurance business from ING Critical illness in Korean market Impaired annuities in the U.K. 85% 9% 77% 14% 68% 21% LTC in the U.S. market First asset- intensive business in the U.S. First group treaty in Australia First capital- motivated reinsurance treaty in Japan Critical illness business in the U.K. Year of Product Introductions (Non-Mortality) 6% 9% 11% Wellness-linked products in Malaysia Early-stage critical illness in Singapore First longevity “shock absorber” in the Netherlands First longevity transaction in the U.K. Percent of Operating Revenues First longevity treaty in Canada

RGA is well-positioned for continued success RGA is in all key markets, with strong positions and market share Deep and experienced management team Unique strengths Best-in-class risk selection, structuring and capital management capabilities Longstanding and deep partnerships across client organizations A resilient performer Diversified source of earnings Less sensitive to financial market volatility Solid overall growth Steady growth in mature markets; strong growth in developing markets Attractive and robust pipeline of transactional opportunities

RGA is optimistic about the future Building on our practice of looking forward, anticipating and adapting Continuity of the RGA approach and DNA Global life and health industry challenges provide opportunities for RGA Regulatory changes and economic uncertainty Solvency II presents a particular opportunity Mortality and morbidity trends are constructive overall to RGA Life expectancies still increasing, demographics changing Favorable medical and health care trends Emerging opportunities Longevity, living benefits Alternative distribution, data and analytics

Financial Overview

Financial outlook: Key points RGA’s global platform results in balance and diversity of earnings Solid organic growth + transactional opportunities + effective capital management Operating model is less sensitive to financial market volatility Headwinds from lower interest rates and foreign exchange are ongoing, but manageable Intermediate guidance 5%-8% EPS annual growth, based upon “normalized” results 10%-12% annual operating ROE Excess capital allows for flexibility

RGA’s global platform results in balance and diversity of earnings 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Operating revenues1 have re-accelerated recently 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Key Messages Consistent growth over time Growth rates have been muted by translation effect of weak foreign currencies vs the U.S. dollar Good balance across mature and higher growth markets, products $ in millions Total Operating Revenues1 4.4% (5.1% constant currency) CAGR Premiums 4.0% (6.6%) CAGR

Operating income (per diluted share)1 has re-accelerated 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 Full bar excludes 2Q13 Australia reserve strengthening. 3 Full bar includes $0.47 of FIN 48 related tax benefits associated with closing five years of IRS examinations. 4 Full bar includes $0.22 of FIN 48 related tax benefits associated with closing two years of IRS examinations. Key Messages Track record of strong earnings Growth rates have been muted by the effect of weak foreign currencies and sustained low interest rates 2013 results reflect charge for reserve strengthening in Australia 2014 results were unusually strong in part due to FIN 48 tax effects FX reduced earnings in 2013 ($0.03), 2014 ($0.17), 2015 ($0.53), and 2016 ($0.25) compared to the previous period Operating ROE1 12% 7% 13% 11% 11% 8.7% CAGR

Attractive Operating ROE1 despite macro environment headwinds 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Key Messages 2013 results reflect charge for reserve strengthening in Australia Reflects ongoing headwinds from lower interest rates and stronger U.S. dollar 5-year average 10.7%

Core investment yield trends continue to move downward, while Asset Intensive spreads are holding Key Messages Lower yields have been a headwind, but high prepayments in 2014 and 2015 cushioned the effect The effects of lower yields were projected to have a negative effect of $0.39 per share for all of 2016

Low policyholder behavior risk expected Reserves Profile $ in billions Significant portion of reserves are expected to be stable: No policyholder behavior risk: Mortality, LTC, Longevity Limited policyholder behavior risk: BOLI Lower policyholder behavior risk: Fixed and indexed annuity business with: High guarantees (typically 3-4%), Surrender charges, and/or Market-value adjustment (MVA) provisions Higher policyholder behavior risk: Fixed and indexed annuity business with: Little or no surrender charge protection, Low guarantees, or No MVA Variable annuities

Balanced approach toward excess capital 2015: Includes acquisition of Aurora National, which closed April 1, 2015. $ in millions Deployment of excess capital

Five-year dividend per share CAGR = 30% Source: SNL & Company Filings. * Based upon normalized earnings in 2013 before charge for strengthening reserves in Australia. 1 Calculated as dividends divided by after-tax operating income. 2 Calculated as the dividend payout ratio plus buyback payout ratio. Dividend Payout Ratio1 Total Payout Ratio2% % Capital management

Capital structure includes equity, debt, hybrid capital $847 million Collateral finance and securitization notes not included in figures above. Shareholders’ equity excludes AOCI. Debt to Total Capital 16.6% 20.9% 20.8% 20.6% 21.8% Hybrid to Total Capital 10.9% 10.1% 9.4% 9.3% 12.4%

Long-term track record is the best measure of success Book value per share (ex-AOCI)1 total return growth2 1Book value excludes other comprehensive income. Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2CAGR growth of book value plus dividends 15-year CAGR2 11.4% 10-year CAGR2 10.7% 5-year CAGR2 11.6%

Book value growth ranking – last five years1 Book value per share (ex-AOCI) total return growth2 1 CAGR growth of book value plus dividends. 2011-2016. Source: SNL. This group represents all companies in the SNL U.S. Life/Health index that were publicly traded over the period and which represent at least 1% of the index, and includes (in alphabetical order): AEL, AFL, AIZ, CNO, GNW, HIG, LNC, MET, PFG, PRI, PRU, TMK, UNM. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. RGA %

RGA shares have performed very well over its history Source: SNL. Information as of 2/1/17.

RGA is an attractive investment opportunity Attractive strategic positioning leads to solid organic growth Strong financial results over time, excess capital generation, balanced approach to capital management Strong and flexible balance sheet, operating model is less sensitive to financial market volatility Solid organic growth + transactional opportunities + effective capital management = Attractive EPS Growth and Total Returns Potential What it means for investors

Geographic Overview

Well-established brand Best-in-class capabilities leading to solid market share All results 1 NMG Consulting’s Business Capability Index (Globally). 2 “Best Overall Life Reinsurer” – 2015 Flaspöhler Survey. 3 Ceded premiums of newly issued policies (excluding block transactions) as provided by NMG Consulting’s study of 55 countries. 4 Recurring and in-force production result as provided by the SOA survey. 5 Total ceded premiums of group policies as provided by NMG Consulting’s study of 55 countries. Region 2015 Business Capability Ranking1 2015 New Business Individual (Premium3/Sum Assured4) Group Premium5 United States #2 / #12 #3 / #1 #2 Canada #1 #2 / #1 #2 EMEA #1 #2 / NA #4 Asia Pacific #1 #1 / NA #2

U.S. Markets 1 Recurring and in-force production result as provided by the SOA survey. 2 Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Key Messages “Best Overall Life Reinsurer” in U.S. Mortality in Flaspöhler survey – retained #1 rank for six consecutive biennial surveys Strong market position in all business lines Total individual production leader in 20151 Well-diversified and sustainable long-term profit stream Lower investment yields continue to impact earnings growth 5.1% CAGR 5.4% CAGR

Long-term stability – Quarterly volatility 1Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Annual Pre-tax Operating Income1 Year Amount 2011 $323.0M 2012 $376.7M 2013 $372.7M 2014 $350.2M 2015 $233.5M 2016 $375.3M 2015 results beyond typical volatility

Value embedded in U.S. in-force Actuarial Liabilities – U.S. GAAP vs. Best Estimate $ in billions Significant projected value embedded in in-force (excludes future new business)

Canada Key Messages New business recurring production leader since 20071 and Business Capability Index leader since 20082 Solid earnings rebound in 2015 following high claims in 2014 Potential growth opportunities: Developing longevity market Reaching the millennials and middle market 1 Recurring production result as provided by the SOA survey. 2 NMG Consulting Global Life & Health Reinsurance Programme – 2015. 3 Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Europe, the Middle East and Africa Key Messages A leading franchise1 #1 in Business Capability Index in 2015 #2 in new business individual premium in 2015 Proven track record in non-traditional business and healthy outlook with Solvency II Stable outlook for traditional business 1 EMEA regions in aggregate, NMG Consulting Global Life & Health Reinsurance Programme – 2015. 2 Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Asia Pacific (excluding Australia) Key Messages A leading franchise1 #1 in Business Capability Index in 2016 #1 in new business individual premium Top-rated facultative underwriting in aggregate, including both capabilities for HNW and substandard cases Product development and innovative solutions are key drivers Solid outlook for organic growth Growth opportunities include Financial Solutions expansion 12.6% CAGR 14.3% CAGR Local currency 16.4% CAGR 1 NMG Consulting Global Life & Health Reinsurance Programme – 2016. 2 Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Australia Key Messages Lumpy claims and IBNR lead to quarterly volatility Repricing continues where necessary Pursuing selective business opportunities Committed to shifting the claims paradigm -4.7% CAGR Local currency 2.9% CAGR 50 25 0 -25 -50 -75 -325 1 Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Appendix: Investments Non-GAAP Reconciliations

Assets: $42.6 billion (market value) Portfolio management 67 investment professionals Cover core and core plus strategies, credit, risk and trading Key Core Plus strategies High yield corporate and emerging market bonds Senior bank loans Mezzanine debt and private equity Equity real estate joint ventures External asset managers Employed where lacking internal expertise Performance evaluated on a monthly basis Operational platform Use best in class portfolio management and risk analysis tools RGA Investments – Portfolio management

Asset allocation Managed internally Investment grade corporate bonds Mortgage- and asset-backed securities Commercial mortgage loans Private equity and mezzanine debt Managed by external managers Corporate high yield bonds Emerging market high yield bonds Middle market bank loans Private placements ($ in Thousands) December 31, 2016 (Book Value) Market Value $ 42,576,671 Book Value $ 40,007,612 Cash & Short Term 0.5% Investment Grade 92.6% Corporate Bonds and Bank Loans 46.4% Government Bonds 19.0% Structured Bonds 13.9% Commercial Mortgage Loans 9.6% Emerging Market Debt 3.7% High Yield 4.8% Corporate Bonds and Bank Loans 2.5% Structured Bonds 0.4% Commercial Mortgage Loans 0.4% Emerging Market Debt 1.5% Private Debt/Equity 2.1% Mezzanine Debt & Real Estate JVs 2.1% Total 100%

Rating distribution Credit rating distribution Average rating has been stable Rating distribution has been stable Distribution vs. peers No significant difference with regard to peers ($ in Thousands) December 31, 2016 Rating Market Value % AAA-AA $ 13,469,234 31.7% A 14,318,242 33.6% BBB 11,847,748 27.8% < BBB 1,996,984 4.7% Not Rated 944,463 2.2% Total $ 42,576,671 100% Notes: Includes asset-intensive funds withheld assets. Excludes policy loans, other funds withheld assets, affiliated securities, and liability derivative portfolios.

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions